                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12

                         American Technology Corporation
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
-------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box)

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.      Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------


2.      Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------


3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------


4.      Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------


5.      Total fee paid:

-------------------------------------------------------------------------------



[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.      Amount Previously Paid:

-------------------------------------------------------------------------------


7.      Form, Schedule or Registration Statement No.:

-------------------------------------------------------------------------------


8.      Filing Party:

-------------------------------------------------------------------------------


9.      Date Filed:

-------------------------------------------------------------------------------

                         AMERICAN TECHNOLOGY CORPORATION
                         13114 Evening Creek Drive South
                           San Diego, California 92128
                                 (619) 679-2114

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MARCH 5, 1999

            TO THE STOCKHOLDERS OF AMERICAN TECHNOLOGY CORPORATION:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AMERICAN TECHNOLOGY CORPORATION, a Delaware corporation (the "Company"), will be held on March 5, 1999 at 2:00 p.m. local time at the Welk Resort Center Theater, 8860 Lawrence Welk Drive, Escondido, CA 92026 (760) 749-3000 for the following purposes:

1. To elect directors to serve for the ensuing year and until their successors are elected.

2. To approve an amendment to the Company's 1997 Employee Stock Compensation Plan to increase the aggregate number of shares of Common Stock authorized for issuance under the plan by 50,000 shares and to extend the termination date of the plan to March 9, 2002.

3. To ratify the selection of BDO Seidman, LLP as independent auditors of the Company for its fiscal year ending September 30, 1999.

4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on February 17, 1999, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                            By Order of the Board of Directors

                                            /s/ Robert Putnam
                                            -----------------------------------
                                            Robert Putnam
                                            Assistant Secretary
San Diego, California
February 19, 1999

        ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                         AMERICAN TECHNOLOGY CORPORATION
                         13114 Evening Creek Drive South
                           San Diego, California 92128
                                 (619) 679-2114

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                            To be held March 5, 1999

                 INFORMATION CONCERNING SOLICITATION AND VOTING


GENERAL

        The enclosed proxy is solicited on behalf of the Board of Directors of American Technology Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on March 5, 1999, at 2:00 p.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Welk Resort Center Theater, 8860 Lawrence Welk Drive, Escondido, CA 92026 (760) 749-3000. The Company intends to mail this proxy statement and accompanying proxy card on or about February 19, 1999 to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

        The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

        Only holders of record of Common Stock at the close of business on February 17, 1999 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. At the close of business on February 17, 1999 the Company had outstanding and entitled to vote 11,398,568 shares of Common Stock and 250,000 shares of its Series B Preferred Stock.

        Except as provided below, on all matters to be voted upon at the Annual Meeting, each holder of record of Common Stock on the Record Date will be entitled to one vote for each share held, and each holder of record of Series B Preferred Stock on the Record Date will be entitled to one vote for each share of Common Stock issuable upon conversion of such Series B Preferred Stock as of the Record Date. With respect to the election of directors, stockholders may exercise cumulative voting rights, i.e., each stockholder entitled to vote for the election of Directors may cast a total number of votes equal to the number of Directors to be elected multiplied by the number of such stockholders shares (on as-converted basis) and may cast such total of votes for one or more candidates in such proportions as such stockholder chooses. However, no stockholder will be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and at least one stockholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes. Unless the proxyholders are otherwise instructed, stockholders, by means of the accompanying proxy, will grant the proxyholders discretionary authority to cumulate votes.

        All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes.


                                       1.

Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

        Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 13114 Evening Creek Drive South, San Diego, California 92128, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

        The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2000 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is October 22, 1999. Unless a stockholder who wishes to bring a matter before the stockholders at the Company's 2000 annual meeting of stockholders notifies the Company of such matter prior to January 5, 2000, management will have discretionary authority to vote all shares for which it has proxies in opposition to such matter.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

        There are five nominees for the five Board positions presently authorized in the Company's By-laws. Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company, three directors having been elected by the stockholders, and two directors, O'Connell J. Benjamin and David J. Carter, having been elected by the Board.

        Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below, subject to the discretionary power to cumulate votes. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

        The five candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors of the Company.



                        THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.




                                       2.

NOMINEES

        The names of the nominees and certain information about them are set forth below:


NAME                                 AGE                     POSITION AND OFFICES
----                                 ---                     --------------------
Cornelius J. Brosnan                  51      Chairman of the Board of Directors,  President and
                                              Chief Executive Officer
Elwood G. Norris                      60      Director and Chief Technology Officer
Richard M. Wagner                     53      Director and Secretary
David J. Carter                       50      Director
O'Connell J. Benjamin                 48      Director

        Cornelius J. Brosnan has been a Director of the Company since October 1997 and was appointed Chairman of the Board of Directors, President and Chief Executive Officer of the Company in July 1998. From June 1997 to August 1998, he was Vice President of Strategic Planning for Sprint PCS. From May 1995 to June 1997 he was Vice President, Product Planning Center for Samsung North America. From 1987 to May 1995 he held various executive positions at AT&T, including serving as General Manager of Cordless Telephones, New Business Development Director for Consumer Products, Engineering Director for Interactive TV Services and most recently as Program Director for Broadband Networks. Mr. Brosnan received a B.A. in Political Science degree from Middlebury College in 1969.

        Elwood G. Norris has been a Director of the Company since August 1980. He served as President of the Company from August 1980 to February 1994. Mr. Norris currently manages the Company's research and development activities as Chief Technology Officer. At various times since 1988, Mr. Norris has been a Director, Chairman of the Board of Directors, Chief Technology Officer and President, and Chief Executive Officer of e.Digital Corporation ("EDIG"), a public company engaged in electronic product development, distribution and sales. Since August 1989, Mr. Norris has served as Director and as Chairman of the Board of Directors and, at various times, Chief Executive Officer of Patriot Scientific Corporation ("Patriot"), a public company engaged in the development of microprocessor technology, digital modem products and radar and antenna engineering. Mr. Norris is an electronics engineer and an inventor with over 20 U.S. patents, primarily in the fields of electrical and acoustical engineering. He is the inventor of the Company's ear radio, HSS, Engine Plasma Displacement ("EPD") technology and other technologies. Mr. Norris devotes only part-time services to the Company, approximately 25-35 hours per week.

        Richard M. Wagner has served as a Director of the Company since 1986 and was appointed Secretary of the Company in February 1994. Since 1980, Mr. Wagner has been a self-employed real estate broker and agent. In 1986 he founded and has since operated The Mortgage Company and Scripps Escrow Co., which provide full-service real estate services. Mr. Wagner received a Masters of Science degree from San Diego State University in 1974.

        David J. Carter was appointed as a Director of the Company in September 1998. Mr. Carter is currently Vice President, Licensing of Copyright Clearance Center, Inc., a company engaged in providing licensing systems for the reproduction and distribution of copyrighted materials. From 1983 to April 1998, he was employed by AT&T, most recently as General Manager and Product Development Vice President. He previously served in other positions at AT&T including Business Development Vice President and Consumer Products Marketing Vice President. Prior to his employment with AT&T, he served as a Marketing Research Consultant and Managing Consultant - Marketing and Business Strategy for General Electric Company. His career has included technical positions at Temple Barker & Sloane, Inc., Decision Research Corp. and Johnson & Johnson. He obtained a B.S. in Mathematics in 1970 and a M.S. in Mathematical Statistics in 1973 from the University of Massachusetts.

        O'Connell J. Benjamin was appointed as a Director of the Company in September 1998. For the past 25 years he has been employed with Bell Laboratories and is currently Vice President in the Wireless Networks Group.

                                       3.

He has served in a variety of positions at Bell Laboratories, including Vice President of Telephone Products Research and Development, Vice President of Wireless Technology, Vice President of Customer Technical Support and Director of Cellular Telephones. He received a B.S. and an M.S. in Electrical Engineering from the Brooklyn Polytechnic Institute in 1973 and 1975, respectively.

BOARD COMMITTEES AND MEETINGS

        During the fiscal year ended September 30, 1998, the Board of Directors held 9 meetings. The Company does not have any standing committees of the Board of Directors.

        During the fiscal year ended September 30, 1998, each Board member attended 75% or more of the aggregate of the meetings of the Board held during the period for which he was a director.

        During the fiscal year ended September 30, 1998, the Board of Directors took action on 6 occasions by means of actions by written consent in lieu of a meeting after informal discussions, and the written consents to all such actions were unanimous.


                                   PROPOSAL 2


        APPROVAL OF THE 1997 EMPLOYEE STOCK COMPENSATION PLAN, AS AMENDED

        In March 1997, the Board of Directors adopted, and the stockholders subsequently ratified, the Company's 1997 Employee Stock Compensation Plan (the "Plan") authorizing the issuance of 100,000 shares of the Company's Common Stock of the Plan. The Plan was intended to provide equity incentives to recruit and retain employees. As of February 17, 1999, 68,131 shares had been granted under the Plan and only 31,869 shares remained available for future grant under the Plan. On January 29, 1999, the Board of Directors amended the Plan to increase the number of shares authorized for issuance thereunder to an aggregate of 150,000 shares and to extend the termination date under the Plan to March 9, 2002, subject to stockholder approval.

        Stockholders are requested in this Proposal 2 to approve the Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted toward a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

        The essential features of the Plan are outlined below:

GENERAL

        The Plan provides for stock compensation through grants of the Company's Common Stock. Awards of shares may be made as compensation for services rendered, directly or in lieu of other compensation payable, as a bonus in recognition of past service or performance or may be sold to an employee in exchange for cash, property, services rendered or other lawful forms of consideration. Shares awarded other than for services rendered will not be sold at less than fair market value.

PURPOSE

        The Plan is intended to further the growth and advance the interests of the Company by supporting and increasing the Company's ability to attract, retain and compensate persons with experience and ability and whose services are considered valuable. Furthermore, the Plan is intended to encourage the sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company.

                                       4.

ADMINISTRATION

        The Employee Stock Compensation Committee of the Board of Directors administers the Plan (the "Committee"). The Committee has the power to construe and interpret the Plan, to determine the employees to whom and the dates on which awards will be made and to determine the number of shares to be subject to each award.

ELIGIBILITY

        Awards may be made to only employees. Employees include, without limitation, persons employed by the Company, consultants, advisors, agents, law firms and accounting firms. Directors and executive officers may not receive awards under the Plan.

ADJUSTMENT PROVISIONS

        The Plan will be appropriately adjusted if there is any change in the stock subject to the Plan (through stock dividend, stock split, combination of shares (reverse stock split), recapitalization or other increase or decrease in the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services or property).

DURATION, AMENDMENT AND TERMINATION

        The Committee may suspend or terminate the Plan without seeking stockholder approval or ratification at any time. Assuming stockholder approval of this Proposal 2, unless sooner terminated, the Plan will terminate on March 9, 2002.

        The Committee also may amend the Plan from time to time, provided such amendment will not adversely affect the rights of a person granted an award under the Plan prior to the effective date of the amendment. The Committee may not amend the plan to extend the term of the Plan, increase the number of shares available for issuance (although the Board may amend the plan to increase the number of shares available for issuance) or to expand the class of eligible employees to include executive officers or directors of the Company.

FEDERAL INCOME TAX INFORMATION

        Awards granted under the Plan generally have the following federal income tax consequences:

        Upon acquisition of stock under an award, the recipient normally will recognize taxable ordinary income equal to the excess of the stock's fair market value over the purchase price, if any. Generally, with respect to employees (but not consultants, advisors or agents), the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Upon disposition of the stock, the recipient will recognize capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition of the stock. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year from the date ordinary income is measured.

                                   PROPOSAL 3

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Board of Directors has selected BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending September 30, 1999 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. BDO Seidman, LLP has audited the Company's financial statements since 1995. A representative of BDO Seidman, LLP is not expected to be present at the Annual Meeting.

        Stockholder ratification of the selection of BDO Seidman, LLP is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of BDO Seidman, LLP to the stockholders for

                                       5.

ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will consider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of BDO Seidman, LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.


                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 3.

                             ADDITIONAL INFORMATION

MANAGEMENT

        Set forth below is information regarding executive officers and key employees of the Company.

              NAME                             AGE                           POSITION
              ----                             ----                          --------
Executive Officers
        Cornelius J. Brosnan                    51                Chairman of the Board of
                                                                  Directors, President and
                                                                  Chief Executive Officer
        Elwood G. Norris                        60                Director and Chief Technology
                                                                  Officer
Key Employees

        Robert Putnam                           40                Vice President, Treasurer and
                                                                  Assistant Secretary
        James Croft                             45                Vice President, Engineering


* Biographical information about Cornelius J. Brosnan and Elwood G. Norris are set forth under Proposal 1 above.

Robert Putnam served as a director of the Company from 1984 until September 1997. He also served as Secretary/Treasurer until February 1994, then as President and CEO through August 1997, and currently serves as Vice President, Treasurer and Assistant Secretary. Since 1988 he has served as Secretary of EDIG and from 1995 as a Director of EDIG. Since 1989 he has also served as Secretary /Treasurer and Director of Patriot. He received a B.A. degree in Mass Communications/Advertising from Brigham Young University in 1983. Mr. Putnam devotes approximately 20 to 25 hours per week to the Company.

James Croft. joined the Company in October 1997 as Vice President of Engineering. From October 1992 to October 1997 he was an executive with Carver Corp., a publicly traded high-end audio supplier. He was appointed Vice President of Marketing and Product Development for Carver Corp. in March 1993 and Vice President Research and Development in February 1995. From 1990 through October 1992, Mr. Croft was employed by Dahlquist, Inc., a loudspeaker manufacturer, the latest position being its Vice President of Research and Development. Mr. Croft is a Vice President of Definitive Audio, Inc., a Seattle audio specialty retailer which he co-founded in 1975 and managed until 1985.


                                       6.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the ownership of the Company's stock as of January 19, 1999 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of any class of the Company's stock.

                                                                    AMOUNT & NATURE
                                   NAME AND ADDRESS                  OF BENEFICIAL
   TITLE OF CLASS                OF BENEFICIAL OWNER                  OWNERSHIP(1)    PERCENT OF CLASS
   --------------                -------------------                --------------    ----------------
       Common         Elwood G. Norris                                3,214,634(2)         27.6%
                        13114 Evening Creek Drive South
                        San Diego, California 92128

       Common         Robert Putnam                                     620,000(3)          5.4%
                        13114 Evening Creek Drive South
                        San Diego, California 92128

       Common         Dale Williams                                     120,000(4)         1.0%
                        5800 Sterling Dr.
                        Boise, ID 83703

       Common         Cornelius J. Brosnan                               80,000(5)          *
                        13114 Evening Creek Drive South
                        San Diego, California 92128

       Common         Richard M. Wagner                                  64,600(6)          *
                        13114 Evening Creek Drive South
                        San Diego, California 92128

       Common         James Croft                                        47,667(7)          *
                        13114 Evening Creek Drive South
                        San Diego, California 92128

       Common         O'Connell J. Benjamin                              20,000(5)          *
                        13114 Evening Creek Drive South
                        San Diego, California 92128

       Common         David J. Carter                                    20,000(5)          *
                        13114 Evening Creek Drive South
                        San Diego, California 92128

       Series B       Entities Affiliated with Granite Capital LP       148,860(8)         59.54%
                        126 E. 56th Street, 25th Floor
                        New York, NY 10022

       Series B       Strategic Restructuring Partnership                20,000             8.0%
                        1114 Avenue of the Americas
                        New York, NY 10036

       Common         All Directors and Executive
                        Officers as a Group (5 Persons)               3,399,234(9)         28.8 %


*       Less than 1%.
--------------------------------

(1) Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Percentage of beneficial ownership is based on 11,395,299 shares of Common Stock and 250,000 shares of Series B Preferred Stock outstanding on January 19, 1999.

(2) Includes 280,000 Common Shares issuable upon the exercise of outstanding stock options within 60 days of January 19, 1999.

                                       7.

(3) Includes 200,000 Common Shares issuable upon the exercise of outstanding stock options within 60 days of January 19, 1999.

(4) Consists of Common Shares issuable upon the exercise of outstanding stock options within 60 days of January 19, 1999. The Company has no information on any other holdings of Mr. Williams.

(5) Consists of Common Shares issuable upon the exercise of outstanding stock options within 60 days of January 19, 1999.

(6) Includes 20,000 Common Shares issuable upon the exercise of outstanding stock options within 60 days of January 19, 1999.

(7) Includes 47,167 Common Shares issuable upon the exercise of outstanding stock options within 60 days of January 19, 1999.

(8)   Represents 100,000, 3,600, 16,000, 350 and 28,850 shares of Series B
      Preferred stock held by Granite Capital L.P., Granite Capital LP II, Granite Capital Overseas, Ermitage Granite Fund Ltd. and Grannum Value Fund, respectively (collectively, the "Granite Entities"). Walter F. Harrison, III and Louis M. Eisenberg are general partners of Granite Capital, LLC, Granite Capital International, LLC, and Grannum Capital Management, LLC, which entities share voting and investment power over all shares owned by the Granite Entities and therefore may be deemed to be beneficial owners of such shares. Each of Granite Capital L.P., Granite Capital LP II, Granite Capital Overseas, Ermitage Granite Fund Ltd. and Grannum Value Fund may be issued up to 100,000, 3,660, 16,000, 350, and 28,850, respectively, of shares of Common Stock upon the exercise of outstanding warrants that are exercisable within 60 days of January 19, 1999.

 (9) Includes 420,000 Common Shares issuable upon the exercise of outstanding stock options within 60 days of January 19, 1999.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires the Company's officers, directors and persons who own more than 10% of a class of the Company's securities registered under Section 12(g) of the Act to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on a review of copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended September 30, 1998, the Company believes that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the SEC except as follows: (1) to the Company's knowledge, former executive officer Dale Williams' Form 4 for June 1998 was not timely filed and (2) one transaction in July 1998 for Cornelius J. Brosnan was reported late on a Form 4 filed in September 1998.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

        No direct or indirect remuneration has been paid or is payable by the Company to the directors in their capacity as directors during fiscal 1998. It is anticipated that during the next twelve months that the Company will not pay any direct or indirect remuneration to any directors of the Company in their capacity as directors other than in the form of reimbursement of expenses of attending directors' or committee meetings. However, directors have received in the past, and may receive in the future, stock option grants.




                                       8.

COMPENSATION OF EXECUTIVE OFFICERS

        There is shown below information concerning the compensation of the two individuals who acted as the Company's chief executive officer for the fiscal year ended September 30, 1998 and the two other most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000 during the fiscal year ended September 30, 1998 (each a "Named Executive Officer").


                                  SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM
                                     ANNUAL COMPENSATION                   COMPENSATION
                                  ----------------------------------------  SECURITIES
   NAME AND PRINCIPAL     FISCAL                            OTHER ANNUAL     UNDERLYING       ALL OTHER
        POSITION           YEAR    SALARY($)  BONUS($)     COMPENSATION($)   OPTIONS(#)      COMPENSATION
  ------------------      -----    --------   -------      --------------  ------------     -------------
Cornelius J. Brosnan,      1998    $32,308   $50,000            --           300,000           --
  Chairman, President
  and CEO(1)


Dale Williams, former      1998   $166,154         --      $30,000(4)             --           --
  Chairman, President      1997   $ 13,846   $43,750(3)    $55,600(4)        862,000 (5)       --
  and CEO (2)


Elwood G. Norris,          1998   $101,538   $86,652(6)    $   973(7)            --            --
  Director and
  Chief Technology         1997   $ 24,453         --      $ 7,866(7)            --            --
  Officer                  1996   $ 16,736         --      $ 7,739(7)        280,000           --

James Croft, Vice          1998   $102,807         --           --           100,000      $25,650(9)
  President of
  Engineering (8)

-------------------------

(1) Elected as a director in October 1997. Appointed Chairman, President and CEO in July 1998.

(2) Chairman, President and CEO from September 1997 to June 1998. Served as a consultant from June 1997 to August 1997 and from July 1998 to September 1998.

(3) Represents consulting bonus paid by the issuance of 7,500 shares of Common Stock.

(4) Represents consulting fees for June 1997 to August 1997 and July 1998 to September 1998.

(5) A total of 742,000 of these options were canceled in June 1998 when Mr. Williams ceased employment with the Company.

(6) Represents bonus applied to cancel a promissory note owed to the Company.

(7) Represents royalties paid to Mr. Norris.  See "Employment Agreements."

(8) Appointed Vice President of Engineering in October 1997.

(9) Represents bonus for relocation costs paid by the issuance of 5,000 shares of Common Stock.

        Except for stock options, discussed below, and stock bonuses discussed above, no Named Executive Officer received any form of non-cash compensation from the Company in the fiscal years ended September 30, 1998, 1997 or 1996 or currently receives any such compensation.


                                       9.

                                  OPTION GRANTS

        Shown below is certain information on grants of stock options for the fiscal year ended 1998 to the Named Executive Officers.


                    OPTION GRANTS FOR FISCAL YEAR ENDED SEPTEMBER 30, 1998

                                           PERCENT OF TOTAL
                                           OPTIONS GRANTED
                           NUMBER OF       TO EMPLOYEES IN
         NAME            OPTIONS GRANTED     FISCAL YEAR      EXERCISE PRICE    EXPIRATION DATE
         ----            --------------    ---------------    -------------     ----------------
Cornelius J. Brosnan       50,000 (1)             9%               $16.00          10/2/2002
                          250,000 (2)            44%               $ 8.50          7/15/2003

James Croft               100,000 (3)            18%               $ 3.6875        1/23/2003


(1) 50% of the common shares vest on each of the first two anniversaries of the date of grant, subject to acceleration for certain events.

(2) 10,000 common shares subject to the option were vested and exercisable at issuance, with the balance vesting monthly over 32 months at the rate of 7,500 shares per month commencing two months after the date of grant, subject to acceleration for certain events.

(3) 33,334 common shares subject to the option were vested and exercisable at issuance, with 33,333 of the remaining shares subject to the option vesting on each of the first two anniversaries of the date of grant.


             AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END VALUES

        The following table provides information on unexercised options of the Named Executive Officers at September 30, 1998:

                       NUMBER OF UNEXERCISED OPTIONS HELD    VALUE OF UNEXERCISED IN-THE-MONEY
                              AT SEPTEMBER 30, 1998           OPTIONS AT SEPTEMBER 30, 1998(1)
                       ----------------------------------    ----------------------------------
        NAME             EXERCISABLE       UNEXERCISABLE       EXERCISABLE       UNEXERCISABLE
        ----             -----------       -------------       -----------       -------------
Cornelius J. Brosnan       10,000             290,000             -- (2)             -- (2)
Dale Williams             120,000                  --             -- (2)             -- (2)
Elwood G. Norris          280,000                  --          $1,391,000            --
James Croft                33,334              66,666             $60,418        $ 120,832

----------------------


(1) Based on the last sale price at the close of business on September 30, 1998 of $5.50 per share.

(2) All options were out-of-the-money at September 30, 1998.



                                      10.

                             EMPLOYMENT ARRANGEMENTS

        Effective July 17, 1998 the Company entered into a three year employment contract with Mr. Brosnan in his capacity Chairman of the Board of Directors, President and Chief Executive Officer. The agreement provides for a base salary of $20,000 per month, subject to future reviews. The agreement provides that bonuses are to be determined and payable at the discretion of the Board of Directors. The Company also pays limited automobile expenses. The Company may terminate Mr. Brosnan's employment with or without cause (as defined), but termination without cause (other than disability or death) results in a severance payment equal to up to six months of Mr. Brosnan's then monthly base salary. Likewise, upon a change in control (as defined in the agreement), Mr. Brosnan may elect to terminate his employment and obtain a payment equal to the greater of (i) the remaining months of the employment agreement multiplied by the then base monthly salary, or (ii) twelve months of Mr. Brosnan's then monthly base salary. Mr. Brosnan has agreed not to disclose trade secrets, has agreed to assign inventions to the Company during employment and has agreed to a two-year non-compete agreement. In connection with the employment agreement, the Company granted Mr. Brosnan options to purchase up to 250,000 common shares at $8.50 per share, with 10,000 shares vesting on the date of the grant and the balance vesting over 32 months commencing two months after his full-time service with the Company began, subject to acceleration for certain events. In connection with Mr. Brosnan's employment and move to the San Diego area, the Company agreed to pay limited moving expenses and paid a $50,000 bonus in lieu of amounts forfeited by Mr. Brosnan with his previous employer.

        Effective September 1, 1997 the Company entered into a three year employment contract with Mr. Norris, Director and Chief Technology Officer, for his part-time services. The agreement provides for a base salary of $10,000 per month, to be adjusted by the Board of Directors subject to future reviews. The agreement provides that Mr. Norris shall participate in bonus, benefit and other incentives at the discretion of the Board of Directors. The Company may terminate Mr. Norris' employment with or without cause (as defined), but termination without cause (other than disability or death) results in a severance payment equal to up to twelve months of Mr. Norris' then monthly base salary and any bonus on an as if perfected basis. Likewise upon a change in control (as defined in the agreement), Mr. Norris may elect to terminate his employment and obtain a payment equal to the greater of (i) the remaining months of the employment agreement multiplied by Mr. Norris' then base monthly salary plus any bonus on an as if perfected basis, or (ii) twelve months of Mr. Norris' then monthly base salary. Mr. Norris has agreed not to disclose trade secrets and has agreed to assign certain inventions (as defined) to the Company during employment.

        The Company is also obligated to pay to Mr. Norris a 1% royalty on all sales of radio equipment based on the gross amount received by the Company less returns and allowances pursuant to a September 3, 1985 royalty agreement. Pursuant to an Addendum Agreement dated December 2, 1996, the Company is also obligated to pay Mr. Norris a 2% royalty on gross revenues received by the Company from certain of the Company's technologies.

        Effective as of June 1, 1998 the Company entered into an employment agreement through September 30, 2001 with Mr. Croft to serve as Vice President of Engineering. The agreement is automatically renewable for one year terms thereafter. The agreement provides for a base salary of $9,167 per month, as may be adjusted by the Company's Chief Executive Officer. The agreement provides that Mr. Croft shall participate in bonus, benefit and other incentives at the discretion of the Board of Directors. The Company may terminate Mr. Croft's employment with or without cause (as defined), but termination without cause (other than disability or death) results in a severance payment equal to six months of Mr. Croft's then monthly base salary and any bonus on an as if perfected basis. Mr. Croft has agreed not to disclose trade secrets and has agreed to assign certain inventions (as defined) to the Company during employment.


             BOARD OF DIRECTOR INTERLOCKS AND INSIDER PARTICIPATION

        Certain conflicts of interest now exist and will continue to exist between the Company and certain of its officers and directors due to the fact that they have other employment or business interests to which they devote some attention and they are expected to continue to do so. The Company has not established policies or procedures for the resolution of current or potential conflicts of interest between the Company and its management or management-affiliated entities. There can be no assurance that members of management will resolve all conflicts of interest in the Company's favor. The officers and directors are accountable to the Company as fiduciaries, which


                                      11.

means that they are legally obligated to exercise good faith and integrity in handling the Company's affairs. Failure by them to conduct the Company's business in its best interests may result in liability to them.

        It is conceivable that the respective areas of interest of the Company, Patriot and EDIG could overlap or conflict. The Company believes that although each of the three corporations are involved in the electronics industry, the respective areas of focus, products and technology directions of the three companies are sufficiently distinct such that no conflict in business lines or executive loyalties will result. Because of this unlikelihood, no steps have been taken to resolve possible conflicts, and any such conflicts, should they arise, will be addressed at the appropriate time.

        Mr. Norris and Mr. Putnam are officers and directors of multiple public companies as outlined above and Mr. Putnam is subordinate to Mr. Norris in these relationships. The Company has not provided a method of resolving any potential conflicts arising from these relationships and probably will not do so, partly due to inevitable extra expense and delay any such measures would occasion. Mr. Norris and Mr. Putnam are obligated to perform their duties in good faith and to act in the best interest of the Company and its stockholders, and any failure on their part to do so may constitute a breach of their fiduciary duties and expose them to damages and other liability under applicable law. While the directors and officers are excluded from liability for certain actions, there is no assurance that Mr. Norris or Mr. Putnam would be excluded from liability or indemnified if they breached their loyalty to the Company.


                              CERTAIN TRANSACTIONS

        On July 11, 1997, the Company entered into a three year lease. To meet the credit requirements of the landlord, both the Company and EDIG entered into a joint lease agreement for approximately 12,925 square feet with aggregate monthly payments of $13,830 inclusive of utilities and costs. The Company is occupying approximately 7,500 square feet of the jointly leased office space with its share of monthly payments being approximately $8,000. Accordingly, the Company could become obligated for the entire lease should EDIG default on its share of payments thereon. Elwood Norris, a director and Chief Technology Officer of the Company, is also Chief Technology Officer of EDIG. He is the owner of less than 1% of EDIG's common shares and Robert Putnam (the Vice President, Treasurer and Asst. Secretary of the Company) is Secretary of EDIG and the owner of less than 1% of its common shares.

        In January 1997, the Company made unsecured cash demand loans with interest at 7% per annum to two officers aggregating $173,250 (Mr. Putnam as to $82,500 and Mr. Norris as to $90,750). The proceeds of the loans were used by the officers to exercise Company stock options. Each officer made a $10,000 principal payment plus interest during the 1997 fiscal year. During fiscal 1998, bonuses aggregating $86,652 and $50,000 were paid to Mr. Norris and Mr. Putnam, respectively, and were applied to repay principal and interest under the notes. The remaining note with Mr. Putnam has a principal balance of $27,895 and is payable on demand.

        In May 1998, the Board of Directors amended the terms of a stock purchase warrant on 100,000 shares of Common Stock issued in 1992 to Mr. Norris in connection with a financing transaction. The amendment provided for a cashless exercise of the warrant, and there was no change in the exercise price or expiration date. Mr. Norris exercised the warrant effective May 28, 1998 in exchange for 90,196 shares of Common Stock. The Company recorded a non-cash interest expense and additional paid-in capital of $920,000 in connection with the cashless exercise.



                                      12.

                                  OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                        By Order of the Board of Directors

                                        /s/ Robert Putnam
                                        ---------------------------------------
                                        Robert Putnam
                                        Assistant Secretary


February 19, 1999


        A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-KSB for the fiscal year ended September 30, 1998 is available without charge upon written request to the Secretary, American Technology Corporation, 13114 Evening Creek Drive South, San Diego, California 92128.


                                      13.

                                     ANNEX A

                                   PROXY CARD

                         AMERICAN TECHNOLOGY CORPORATION

           THIS PROXY RELATES TO AN ANNUAL MEETING OF THE STOCKHOLDERS
                            TO BE HELD MARCH 5, 1999

        The undersigned hereby appoints CORNELIUS J. BROSNAN and ROBERT PUTNAM or either of them, with full power of substitution, as attorneys and proxies to vote all shares of Common Stock of American Technology Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of AMERICAN TECHNOLOGY CORPORATION (the "Company") to be held at 2:00 p.m. (local time) at the Welk Resort Center Theater, 8860 Lawrence Welk Drive, Escondido, CA 92026 on March 5, 1999, and any postponements, continuations and adjournments thereof, with all powers which the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

        UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW

PROPOSAL 1: To elect directors to serve for the ensuing year and until their successors are elected.

        [ ] FOR all nominees listed below       [ ]    WITHHOLD AUTHORITY
            (except as marked to the contrary          to vote for all nominees
            below).listed below.

NOMINEES:      Cornelius J. Brosnan, Elwood G. Norris, Richard M. Wagner,
               David J. Carter, and O'Connell J. Benjamin.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S) WRITE SUCH NOMINEE(S)' NAME(S)
BELOW:

-------------------------------------------------------------------------------

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3

PROPOSAL  2: To approve amendment to the Company's 1997 Employee Stock
             Compensation Plan to increase the aggregate number of shares of Common Stock authorized for issuance under the plan by 50,000 shares and extend the termination date of the plan to March 9, 2002.

             [ ]    FOR                [ ]    AGAINST           [ ]    ABSTAIN

                 (Continued and to be signed on the other side)


                                       1.

                           (Continued from other side)

PROPOSAL 3: To ratify the selection of BDO Seidman, LLP as independent auditors of the Company for the fiscal year ending September 30, 1999.

            [ ]    FOR                 [ ]    AGAINST            [ ]    ABSTAIN




        THIS PROXY HAS BEEN SOLICITED BY OR FOR THE BENEFIT OF THE BOARD OF DIRECTORS OF THE COMPANY. I UNDERSTAND THAT I MAY REVOKE THIS PROXY ONLY BY WRITTEN INSTRUCTIONS TO THAT EFFECT, SIGNED AND DATED BY ME, WHICH MUST BE ACTUALLY RECEIVED BY THE COMPANY PRIOR TO COMMENCEMENT OF THE ANNUAL MEETING.


DATED: ____________________, 1999        Signature(s)__________________________

                                         Print Name____________________________

(Please date and sign exactly as name or names appear on your stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full the corporate name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person. IF THE STOCK IS HELD JOINTLY, BOTH OWNERS MUST SIGN.

                         Mail or Deliver this Proxy to:
                         AMERICAN TECHNOLOGY CORPORATION
                         13114 Evening Creek Drive South
                           San Diego, California 92128
                                 (619) 679-2114



                                       2.

                                     ANNEX B

                      1997 EMPLOYEE STOCK COMPENSATION PLAN

     1997 EMPLOYEE STOCK COMPENSATION PLAN, AS AMENDED ON JANUARY 29, 1999

                        AMERICAN TECHNOLOGY CORPORATION


1.      PURPOSE OF THE PLAN.

This 1997 Employee Stock Compensation Plan ("Plan") is intended to further the growth and advance the best interests of AMERICAN TECHNOLOGY CORPORATION, a Delaware corporation (the "Company"), and Affiliated Corporations, by supporting and increasing the Company's ability to attract, retain and compensate persons of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company and Affiliate Corporations. This Plan provides for stock compensation through the award of the Company's Common Stock.

2.      DEFINITIONS.

Whenever used in this Plan, except where the context might clearly indicate otherwise, the following terms shall have the meanings set forth in this section:

        (a) "ACT" means the U.S. Securities Act of 1933, as amended.

        (b) "AFFILIATED CORPORATION" means any Parent or Subsidiary of the Company.

        (c) "AWARD" OR "GRANT" means any grant or sale of Common Stock made under this Plan.

        (d) "BOARD OF DIRECTORS" means the Board of Directors of the Company. The term "Committee" is defined in Section 4 of this Plan.

        (e) "CODE" means the Internal Revenue Code of 1986, as amended.

        (f) "COMMON STOCK" OR "COMMON SHARES" means the common stock, $.00001 par value per share, of the Company, or in the event that the outstanding Common Shares are hereafter changed into or exchanged for different shares of securities of the Company, such other shares or securities.

        (g) "DATE OF GRANT" means the day the Committee authorizes the grant of Common Stock or such later date as may be specified by the Committee as the date a particular award will become effective.

        (h) "EMPLOYEE" means any person or entity that renders bona fide services to the Company, including, without limitation, (i) a person employed by the Company or an affiliated Corporation; (ii) a person or company engaged by the Company or an Affiliated Corporation as a consultant, advisor or agent; and
(iii) a lawyer, law firm, accountant or accounting firm, or other professional or professional firm engaged by the Company or an Affiliated Corporation; but specifically excluding persons who are directors or executive officers of the Company or any Affiliated Corporation.

                                       1.

        (i) "PARENT" means any corporation owning 50% of whose total combined capital stock of all classics is held by the Company or by another corporation qualifying as a Subsidiary within this definition.

        (j) "PARTICIPANT" means an Employee to whom an Award of Plan Shares has been made.

        (k) "PLAN SHARES" means shares of Common Stock from time to time subject to this Plan.

        (l) "SUBSIDIARY" means a corporation more than 50% of whose total combined capital stock of all classes is held by the Company or by another corporation qualifying as a Subsidiary within this definition.

3. EFFECTIVE DATE OF PLAN. The effective date of this Plan is March 10, 1997. No Plan shares may be issued after March 9, 2002.

4. ADMINISTRATION OF THE PLAN. The Employee Stock Compensation Committee of the Board of Directors ("Committee"), and in default of the appointment of continued existence of such Committee, the Board of Directors will be responsible for the administration of this Plan, and will have sole power to award Common Shares under this Plan. Subject to the express provisions of this Plan, the Committee shall have full authority and sole and absolute discretion to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations which it believes to be necessary or advisable in administering this Plan. The determination of those eligible to receive an award of Plan Shares shall rest in the sole discretion of the Committee, subject to the provisions of this Plan. Awards of Plan Shares may be made as compensation for services rendered, directly or in lieu of other compensation payable, as a bonus in recognition of past service or performance or may be sold to an Employee as herein provided. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan in such manner and to such extent it shall deem necessary to carry it into effect. Any decision made, or action taken, by the Committee arising out of or in connection with the interpretation and administration of this Plan shall be final and conclusive.

5.      STOCK SUBJECT TO THE PLAN.

The maximum number of Plan Shares which may be awarded under this Plan is 150,000 shares.

6.      PERSONS ELIGIBLE TO RECEIVE AWARDS.

Awards may be granted only to Employees (as herein defined).

7.      GRANTS OR AWARDS OF PLAN SHARES.

Except as otherwise provided herein, the Committee shall have complete discretion to determine when and to which Employees Plan Shares are to be granted, and the number of Plan Shares to be awarded to each Employee. A grant to an Employee may be made for cash, property, services rendered or other form of payment constituting lawful consideration under applicable law; Plan Shares awarded other than for services rendered shall be sold at not less than the fair value


                                       2.

thereof on the date of grant. No grant will be made if, in the judgment of the Committee, such a grant would constitute a public distribution with the meaning of the Act or the rules and regulations promulgated thereunder.

8.      DELIVERY OF STOCK CERTIFICATES.

As promptly as practicable after authorizing an award of Plan Shares, the Company shall deliver to the person who is the recipient of the award, a certificate or certificates registered in that person's name, representing the number of Plan Shares that were granted. Unless the Plan Shares have been registered under the Act, each certificate evidencing Plan Shares shall bear a legend to indicate that such shares represented by the certificate were issued in a transaction which was not registered under the Act, and may only be sold or transferred in a transaction that is registered under the Act or is exempt from the registration requirements of the Act. In the absence of registration under the Act, any person awarded Plan Shares may be required to execute and deliver to the Company an investment letter, satisfactory in form and substance to the Company, prior to issuance and delivery of the shares. An award may be made under this Plan wherein the Plan Shares may be issued only after registration under the Act.

9.      ASSIGNABILITY.

An award of Plan Shares may not be assigned. Plan Shares themselves may be assigned only after such shares have been awarded, issued and delivered, and only in accordance with law and any transfer restrictions imposed at the time of award.

10.     EMPLOYMENT NOT CONFERRED.

Nothing in this Plan or in the award of Plan Shares shall confer upon any Employee the right to continue in the employ of the Company or Affiliated Corporation nor shall it interfere with or restrict in any way the lawful rights of the Company or any Affiliated Corporation to discharge any Employee at any time for any reason whatsoever, with or without cause.

11.     LAWS AND REGULATIONS.

The obligation of the Company to issue and deliver Plan Shares following an award under this Plan shall be subject to the condition that the Company be satisfied that the sale and delivery thereof will not violate the Act or any other applicable laws, rules or regulations.

12.     WITHHOLDING OF TAXES.

If subject to withholding tax, the Company or any Affiliated Corporation may require that the Employee concurrently pay to the Company the entire amount or a portion of any taxes which the Company or Affiliated Corporation is required to withhold by reason of granting Plan Shares, in such amount as the Company or Affiliated Corporation in its discretion may determine. In lieu of part or all of any such payment, the Employee with the consent of the Committee may elect to have the Company or Affiliated Corporation withhold from the Plan Shares issued hereunder a sufficient number of shares to satisfy withholding obligations. If the Company or Affiliated Corporation becomes required to pay withholding taxes to any federal, state or other taxing authority as a result of the granting of Plan Shares, and the Employee fails to provide the

                                       3.

Company or Affiliated Corporation with the funds with which to pay that withholding tax, the Company or Affiliated Corporation may withhold up to 50% of each payment of salary or bonus to the Employee (which will be in addition to any required or permitted withholding), until the Company or Affiliated Corporation has been reimbursed for the entire withholding tax it was required to pay in respect of the award of Plan Shares.

13.     RESERVATION OF SHARES.

The stock subject to this Plan shall at all times, consist of authorized but unissued Common Shares, or previously issued shares of Common Stock reacquired or held by the Company or an Affiliated Corporation equal to the maximum number of shares the Company may be required to issue as stated in Section 5 of this Plan, and such number of Common Shares hereby is reserved for such purpose. The Committee may decrease the number of shares subject to this Plan, but only the Board of Directors may increase such number, except as a consequence of a stock split or other reorganization or recapitalization affecting all Common Shares.

14.     AMENDMENT AND TERMINATION OF THE PLAN.

The Committee may suspend or terminate this Plan at any time or from time to time but no such action shall adversely affect the rights of a person granted an Award under this Plan prior to that date. Otherwise, this Plan shall terminate on the earlier of the terminal date stated in Section 3 of this Plan or the date when all Plan Shares have been issued. The Committee shall have absolute discretion to amend this Plan, subject only to those limitations expressly set forth herein; however, the Committee shall have no authority to extend the term of this Plan, to increase the number of Plan Shares subject to award under this Plan or to amend the definition of "Employee" to include executive officers or directors of the Company or any Affiliated Corporation.

15.     DELIVERY OF PLAN.

A copy or synopsis (for which copy the prospectus will serve) or description of this Plan shall be delivered to every person to whom an award of Plan Shares is made. The Secretary of the Company may, but is not required to, also deliver a copy of the resolution or resolutions of the Committee authorizing the award.

16.     LIABILITY.

No member of the Board of Directors, the Committee or any other committee of directors, or officers, employees or agents of the Company or any Affiliated Corporation shall be personally liable for any action, omission or determination made in good faith in connection with this Plan.

17.     MISCELLANEOUS PROVISIONS.

The place of administration of this Plan shall be in the State of California (or subsequently, wherever the Company's principal executive offices are located), and the validity, construction, interpretation and effect of this Plan and of its rules, regulations and rights relating to it, shall be determined solely in accordance with the laws of the State of Delaware. Without amending this Plan, the Committee may issue Plan Shares to employees of the Company who are foreign


                                       4.

nationals or employed outside the United States, or both, on such terms and conditions different from those specified in this Plan but consistent with the purpose of this Plan, as it deems necessary and desirable to create equitable opportunities given difference in tax laws in other countries. All expenses of administering this Plan and issuing Plan Shares shall be borne by the Company.

18. REORGANIZATIONS AND RECAPITALIZATIONS OF THE COMPANY.

        (a) The shares of Common Stock subject to this Plan are shares of the Common Stock of the Company as currently constituted. If, and whenever, the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Common Stock dividend, a stock split, combination of shares (reverse stock split) or recapitalization or other increase or reduction of the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services or property, then the number of shares of Common Stock subject to this Plan shall (i) in the event of an increase in the number of outstanding shares, be proportionately increased; and
(ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced.

        (b) Except as expressly provided above, the Company's issuance of shares of Common Stock of any class, or securities convertible into shares of Common Stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into or exchangeable for shares of Common Stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to this Plan.



                                       5.